QuickLinks -- Click here to rapidly navigate through this document

Exhibit 21.1

SPX CORPORATION DOMESTIC SUBSIDIARIES

Subsidiary	Jurisdiction of Organization
SPX Corporation	Delaware
AMCA/Monroe Holdings Corp.	Delaware
APV Consolidated, Inc.	Delaware
APV North America, Inc.	Delaware
APV Latin America Corp., Inc.	Delaware
Aurora/Hydromatic Pumps Inc.	Delaware
Domestic Subsidiary Corporation	Delaware
EGS Electrical Group LLC—Minority Interest in Joint Venture	Delaware
Engineering Analysis Associates, Inc.	Michigan
Fairbanks Morse Pump Corporation	Kansas
Flair Corporation	Delaware
Fluid Technologies, Inc.	Oklahoma
Johnson Pumps of America	Delaware
Kayex China Holdings, Inc.	Delaware
Kodiak Partners Corp.	Delaware
Kodiak Partners II Corp.	Delaware
LDS Test and Measurement Inc.	Delaware
LDS Test and Measurement LLC	Delaware
The Marley Company LLC	Delaware
Marley Engineered Products LLC	Delaware
The Marley—Wylain Company	Delaware
MCT Services LLC	Delaware
Pearpoint, Inc.	California
Prepared Response, Inc.	Washington
P.S.D., Inc.	Ohio
SPX Cooling Technologies, Inc.	Delaware
SPX Holding Inc.	Connecticut
SPX International Management LLC	Delaware
SPX Minnesota Properties, Inc.	Michigan
SPX Receivables, LLC	Delaware
SPX Risk Management Co.	Delaware
SPX US Finance LLC	Delaware
TCI International, Inc.	Delaware
Valley Forge Technical Information Services, Inc.	Michigan
Waukesha Electric Systems, Inc.	Wisconsin
XCel Erectors, Inc.	Delaware

SPX CORPORATION FOREIGN SUBSIDIARIES

Subsidiary	Jurisdiction of Organization
997958 Ontario Inc.	Canada
Administraciones Directas Interactive Especializadas, S.C.	Mexico
AIA Commercial, S.A.	Spain
Airflow Construction Limited	UK
Anglo-American Direct Tea Trading Company Limited (The)	UK
APV Asia Pte. Ltd.	Singapore
APV Australia Pty. Ltd.	Australia
APV Benelux NV	Belgium

APV (China) Co. Ltd.	China
APV Denmark A/S	Denmark
APV Deutschland GmbH	Germany
APV Far East Limited	Hong Kong
APV Finland Oy	Finland
APV France SA	France
APV Hills & Mills (Malaysia) Sdn Bhd	Malaysia
APV Iberica Ingeniera y Servicios S.A.	Spain
APV Ireland Ltd.	Ireland
APV Italia SpA	Italy
APV Manufacturing Poland Sp zoo	Poland
APV Manufacturing (Shanghai) Co. Ltd.	China
APV Middle East JAFZE	Saudi Arabia
APV Middle East Ltd.	Saudi Arabia
APV New Zealand Ltd.	New Zealand
APV Overseas Holdings Limited	UK
APV Pty. Ltd.	Australia
APV Rosista GmbH	Germany
APV Schweiz AG	Switzerland
APV Services ooo	Russia
APV Soluciones Integrales S.A. de C.V.	Mexico
APV South America Industria e Comercio Ltda.	Brazil
APV Systems Limited	UK
APV Thermotech GmbH	Germany
APV UK Limited	UK
Arrendadora Korco, S.A. de C.V.	Mexico
Atex-Filter GmbH & Co. OHG	Germany
Atex Filter Verwaltungsgesellschaft mbH	Germany
A.T.T.A. Limited	UK
Automotive Diagnostics U.K. Limited	UK
Balcke-Dürr GmbH	Germany
Balcke-Dürr Holding GmbH	Germany
Balcke-Duerr Italiana, S.r.l.	Italy
Balcke-Dürr Management GmbH	Germany
Balcke-Dürr Rothemühle Polska Sp. Z o.o.	Poland
BDT Limited	India
Best Power Technology Limited	Taiwan
Bicotest Limited	UK
Blackwall Warehousing Limited	UK
Bran+Luebbe	Norway
BRAN + LUEBBE Electronics GmbH & Co. KG	Germany
BRAN + LUEBBE Electronics Verwaltungs-GmbH	Germany
BRAN + LUEBBE GmbH	Germany
BRAN + LUEBBE Grundbesitz GbR	Germany
Bran+Luebbe KK	Japan
Bran & Luebbe Ltda.	Brazil
Bran+Luebbe Pty. Ltd.	Australia
British Electronic Controls Limited (The)	UK
CARTOOL Gesellschaft zur Herstellung von Spezial- und Sonderwerkzeugen für Kraftfahrzeuge m.b.H.	Germany
CARTOOL technische Entwicklungen GmbH	Germany
Consolidated Tea and Lands Company (India) Limited (The)	UK
Consolidated Tea and Lands Company Limited (The)	UK

Corroless International Limited	UK
Cox Fluidpower Limited	UK
Coxmac Holdings Limited	UK
Cox's Machinery Limited	UK
Deca S.r.L.	Italy
Deltech B.V.	Netherlands
Deltech Engineering Limited	UK
Dezurik International Limited	UK
Dezurik Japan Co., Ltd.	Japan
Dezurik of Australia Proprietary Limited	Australia
D.F. Bevan (Holdings) plc	UK
Dillroad Limited	UK
Dollinger Ireland Limited	Ireland
Dollinger World Limited	Ireland
Electrolocation Limited	UK
Eurogard BV	Netherlands
Fairbanks Morse India Limited	India
FCD (Canada) Inc.	Canada
Filter Supply and Manufacturing Company Limited	UK
Flair Filtration Private Limited	UK
G.C. Evans (Holdings) Limited	UK
General Signal (China) Co., Ltd.	China
General Signal Europe Limited	UK
General Signal (Europe) Limited Stockport (England), Kindhausen Branch	UK
General Signal FSC, Inc.	Virgin Islands
General Signal India Private Limited	India
General Signal Ireland B.V.	Netherlands
General Signal (S.E.G.) Asia Limited	Hong Kong
General Signal UK Limited	UK
General Signal Verwaltungsgesellschaft mbH i.L.	Germany
Granyte Surface Coatings (Southern) Limited	UK
Guangzhou Marley Balcke Cooling Technologies Co., Ltd.	China
Heat Transfer Services Pte. Ltd.	Singapore
H. Sharp & Son Limited	UK
Hangzhou Kayex Zheda Electromechanical Co., Ltd.	China
Hankison de México, S. de R.L. de C.V.	Mexico
Hankison (UK) Limited	UK
Heat, Insulation & Ventilation Co, Limited	UK
Hole Holdings Limited	UK
IBS Filtran Kunstoff-/Metallerzeugnisse GmbH	Germany
Industri-Filter A/S	Denmark
Invensys APV A/S	Denmark
Invensys Hungary Mernoki e Kepviseleti	Hungary
Invensys Systems AB	Sweden
Invensys Systems Japan, Inc.	Japan
Invensys Systems Norge AS	Norway
Invensys Systems Sp zoo	Poland
Invensys Systems (Thailand) Company Ltd.	Thailand
Invensys Philippines, Inc.	Philippines
Invensys Systems Sro	Czech Republic
Jack Hydraulics Limited	UK
JATEK, Limited	Japan
Jemaco Flair Corporation	Korea

Johnson Pompes s.a.r.l.	France
Johnson Pump AB	Sweden
Johnson Pumpen AG	Switzerland
Johnson Pump AS	Norway
Johnson Pump Brussels N.V./S.A.	Belgium
Johnson Pumpen GmbH	Germany
Johnson Pumper A/S	Denmark
Johnson Pump B.V.	Netherlands
Johnson Pump Espana S.L.	Spain
Johnson Pump (India) Ltd.	India
Johnson Pump Industrial AB	Sweden
Johnson Pump Industry AB	Sweden
Johnson Pump Italiana S.r.l.	Italy
Johnson Pump N.V./S.A.	Belgium
Johnson Pump Oy	Finland
Johnson Pump Pty. Ltd.	Australia
Johnson Pump Svenska AB	Sweden
Johnson Pump Water B.V.	Netherlands
Joseph Mason Limited	UK
Joseph Shakespeare & Co. Limited	UK
Jurubatech Technologia Automotiva Ltda.	Brazil
Kennedy Industrial Textiles Limited	UK
Kennedy Wagstaff Limited	UK
Kent-Moore Brasil Indústria e Comércio Ltda.	Brazil
Kent-Moore UK Limited	UK
L & N Products Pty Limited	Australia
LAGTA Group Training Limited	UK
LAGTA Limited	UK
LDS Limited	UK
LDS Test and Measurement GmbH	Germany
LDS Test and Measurement Limited	UK
LDS Test and Measurement SARL	France
Leeds & Northrup (France) S.A.R.L.	France
Leeds & Northrup GmbH	Germany
Leeds & Northrup Italy, Srl	Italy
Leeds & Northrup Mexicana, S.A.	Mexico
Leeds & Northrup S.A.	Spain
Lightnin (Europe) Limited	UK
Lightnin Mixers Limited	UK
Mactek Pty Limited	Australia
Marley Canadian Inc.	Canada
Marley Cooling Tower Company (Europe) Limited	UK
Marley Cooling Tower Company (France) SNC	France
Marley Cooling Tower Company (U.K.) Limited	UK
Marley Cooling Tower (Holdings) Limited	UK
Marley Mexicana S.A. de C.V.	Mexico
Marley Services S.C.	Mexico
Marley Water-Line Sdn. Bhd.	Malaysia
Mason Coatings plc	UK
MATRA-WERKE GmbH	Germany
McLeod Russel Clean Air Limited	UK
McLeod Russel Investments plc	UK
McLeod Russel Scandinavia AB	Sweden

McLeod Russel Service Apres Vente SARL	France
Methworth Limited	UK
MRH Filter Beteiligungsgesellschaft mbH	Germany
M. R. Services Limited	UK
NEMA AirFin GmbH	Germany
NESW 1 Limited	UK
NESW 2 Limited	UK
NESW 3 Limited	UK
NESW 4 Limited	UK
NESW 5 Limited	UK
NESW 6 Limited	UK
NESW 7 Limited	UK
NESW 8 Limited	UK
NESW 9 Limited	UK
NESW 10 Limited	UK
NESW 11 Limited	UK
NESW 12 Limited	UK
NESW 13 Limited	UK
NESW 14 Limited	UK
Pearpoint Holdings Limited	UK
Pearpoint Limited	UK
Pearpoint Overseas Limited	UK
Platjohan AB	Sweden
Premium Coatings Limited	UK
Radiodetection Australia Pty Limited	Australia
Radiodetection B.V.	Netherlands
Radiodetection (Canada) Ltd.	Canada
Radiodetection (China) Limited	China
Radiodetection GmbH Ortungstechnik i.L.	Germany
Radiodetection Holdings Limited	UK
Radiodetection JV Sdn Bhd	Malaysia
Radiodetection Limited	UK
Radiodetection Sarl	France
Radiodetection Sp z.o.o.	Poland
Radiodetection Srl	Italy
Radiodetection Srl	Romania
Rathi Lightnin Mixers Private Limited	India
Reclean AB	Sweden
Ritch Engineering PTY Ltd	Australia
Scandfilter AB	Sweden
Scandfilter International AB Sweden	Sweden
Seldon & Co (Guildford) Limited	UK
Seldon (Refrigeration) Limited	UK
Service Solutions Japan	Japan
SOS Group Training (Edinburgh) Limited	UK
South Eastern Europe Services Limited	UK
Span International Limited	Bahamas
Spore Holdings Limited	UK
SPX Air Filtration Limited	UK
SPX Air Treatment Holdings PLC	UK
SPX Air Treatment Limited	UK
SPX Air Treatment (Shanghai) Co. Ltd.	China
SPX At Netherlands BV	Netherlands

SPX Australia Pty., Ltd.	Australia
SPX Canada	Canada
SPX Canada Holdings I ULC	Canada
SPX Canada Holdings III ULC	Canada
SPX Canada Limited Partnership	Canada
SPX Canada Partner I Co.	Canada
SPX Canada Partner II Co.	Canada
SPX Cooling Technologies Australia Pty Limited	Australia
SPX Cooling Technologies (Beijing) Co. Ltd.	China
SPX Cooling Technologies Belgium S.A.	Belgium
SPX Cooling Technologies France SA	France
SPX Cooling Technologies GmbH	Germany
SPX Cooling Technologies Ibérica, S.L.	Spain
SPX Cooling Technologies Italia S.p.A.	Italy
SPX Cooling Technologies Malaysia Sdn Bhd	Malaysia
SPX Cooling Technologies Singapore Pte. Ltd.	Singapore
SPX Cooling Technologies UK Limited	UK
SPX Cooling Technologies (Zhangjiakou) Co. Ltd	China
SPX Corporation (China) Co., Ltd.	China
SPX Corporation (Shanghai) Co., Ltd.	China
SPX CTS Italia S.r.l	Italy
SPX Dehydration & Process Filtration Canada Inc.	Canada
SPX Dehydration & Process Filtration GmbH	Germany
SPX de México, S.A. de C.V.	Mexico
SPX Europe GmbH	Germany
SPX Filtran (Beijing) Automotive Engineered Products Co.	China
SPX Filtran (Beijing) Filtration System Company Ltd.	China
SPX Finance SARL	Luxembourg
SPX France SARL	France
SPX (Guangzhou) Cooling Technologies Co., Ltd.	China
SPX Holding HK Limited	Hong Kong
SPX Iberica S.A.	Spain
SPX International e.G.	Germany
SPX International Holding GmbH	Germany
SPX International (Thailand) Limited	Thailand
SPX Italia S.r.l.	Italy
SPX Korea Co. Ltd.	Korea
SPX Luxembourg Acquisition Company S.á.r.l.	Luxembourg
SPX Luxembourg Finance Company	Luxembourg
SPX Luxembourg Holding Company S.á.r.l.	Luxembourg
SPX Netherlands B.V.	Netherlands
SPX Pension Trust Company Limited	UK
SPX Process Equipment Limited	UK
SPX Process Equipment México, S.A. de C.V.	Mexico
SPX Process Equipment Pte. Ltd.	Singapore
SPX Process Equipment Pty. Ltd.	Australia
SPX Rail Systems HK Limited	Hong Kong
SPX Receivables Company Limited	UK
SPX (Schweiz) A.G.	Switzerland
SPX (Shanghai) Consulting Co., Ltd.	China
SPX Singapore Pte. Ltd.	Singapore
SPX Specialty Engineered Products (Shanghai) Co. Ltd.	China
SPX Sweden AB	Sweden

SPX Technologies (Pty) Ltd.	South Africa
SPX (Tianjin) Cooling Technologies Co. Ltd.	China
SPX TPS HK Limited	Hong Kong
SPX Transportation & Industrial Solutions (Suzhou) Co., Ltd.	China
SPX UK Holding Limited	UK
SPX U.L.M. GmbH	Germany
SPX United Kingdom Limited	UK
SPX Valves & Controls (Shanghai) Co., Ltd.	China
SPX Vokes Limited	UK
SRE Electronics Limited	UK
Telespec Limited	UK
Tigerholm Products AB	Sweden
Tip Top Industrial Limited (Hong Kong)	China
Tiros Sdn. Bhd	Malaysia
Training Solutions (2000) Limited	UK
U.D.I. Finance Limited	Ireland
U.D.I. Mauritius Limited	Mauritius
UD-RD Holding Company Limited	UK
United Dominion Industries Corporation	Canada
Valley Forge Technical Information Services GmbH	Germany
Valley Forge (UK) Limited	UK
Vibration Sales & Service Limited	UK
VL Churchill Limited	UK
Vokes Air AG	Switzerland
Vokes Air BV	Netherlands
Vokes Air GmbH	Germany
Vokes-Air Limited	UK
Vokes-Air SAS	France
Vokes-Air Srl	Spain
Vokes Filtration (Pty) Ltd	South Africa
Vokes Limited	UK
Warren P S Limited	UK
WCB México, S.A. de C.V.	Mexico
Weil-McLain (Shandong) Cast-Iron-Boiler Co., Ltd.	China
Wheway Corporate Services Limited	UK
Wheway Hampshire Limited	UK
Wheway plc	UK
Wheway Secretarial Services Limited	UK
Wilson Filters Limited	UK
W.P.H Cotton Limited	UK
W.P.H Papua New Guinea Plantations Limited	UK
W.T.H Investments Limited	UK
Wuxi Balcke Duerr Technologies Company, Ltd.	China
Yantai Tip Top Industrial Co. Ltd.	China

QuickLinks

  Exhibit 21.1
SPX CORPORATION DOMESTIC SUBSIDIARIES
SPX CORPORATION FOREIGN SUBSIDIARIES